PIMCO Funds

Supplement Dated January 15, 2021 to the

Equity-Related Strategy Funds and Real Return Strategy Funds Prospectuses (the “Prospectuses”),

each dated July 31, 2020, as supplemented from time to time

Reverse share split for each class of the PIMCO CommoditiesPLUS® Strategy Fund and

PIMCO StocksPLUS® Short Fund (each a “Fund,” and collectively, the “Funds”)

Effective March 26, 2021, shareholders of each class of the Funds will receive one share in exchange for every two shares of a Fund they currently own.

As previously disclosed in a supplement dated November 20, 2020, Administrative Class shares of the PIMCO CommoditiesPLUS® Strategy Fund will liquidate on or about March 12, 2021. Accordingly, Administrative Class shares of the PIMCO CommoditiesPLUS® Strategy Fund will not participate in the reverse share splits.

While the reverse share splits will reduce the number of outstanding shares of each class of each Fund, they proportionately will increase the net asset value (“NAV”) per share of each class of each Fund such that the aggregate market value of each Fund’s shares will remain the same. The reverse share splits will apply the same ratio to each class of shares of a Fund, with each Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits will not alter the rights or total value of a shareholder’s investment in a Fund, nor will they be a taxable event for Fund investors. The table below illustrates the hypothetical effect of these reverse share splits on a shareholder’s investment:

Hypothetical One for Two Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	200	$5.00	$1,000
After Reverse Share Split	100	$10.00	$1,000

Investors Should Retain This Supplement For Future Reference

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